NEWS RELEASE

Southcross Energy             1700 Pacific Avenue, Suite 2900, Dallas, Texas 75201, 214-979-3720

Southcross Energy Partners, L.P. Reports Third Quarter 2013
Financial and Operating Results

DALLAS, Texas, November 13, 2013 - Southcross Energy Partners, L.P. (NYSE: SXE) (“Southcross” or the “Partnership”) today announced third quarter 2013 financial and operating results.

Third Quarter 2013 Highlights

•	Adjusted EBITDA of $9.7 million, a 55% increase from the second quarter of 2013

•	Natural gas liquids (“NGL”) production of 12,808 barrels per day, an increase of 19% from the second quarter of 2013

•	Processed natural gas volumes of 236,991 million BTU per day (“MMBtu/d”), an increase of 9% from the second quarter of 2013

•	Consistent fractionation operations which produced in excess of 99% on-specification products during the third quarter of 2013, resulting in continued improvements in realized NGL sales prices

Third Quarter Results

Southcross’ Adjusted EBITDA (as defined below) was $9.7 million for the three month period ended September 30, 2013, compared to $3.0 million for the same period in the prior year.

“We continue to improve our profitability through additions of gas supply and steady operations that enable us to take advantage of our integrated business from the gathering of rich gas volumes to our attractive sale markets for residue gas and NGLs,” said David Biegler, Chairman, President and Chief Executive Officer of Southcross’ general partner. “We are adding new rich gas supply and continuing to expand our pipeline system to grow Adjusted EBITDA.”

Gross operating margin (as defined below) totaled $25.2 million for the three month period ended September 30, 2013, compared to $15.1 million for the same period in the prior year. Net loss (before deemed distributions on preferred units) was $(4.1) million for the three month period ended September 30, 2013, compared to $(4.0) million for the same period in the prior year.

During the three month period ended September 30, 2013, total gas volumes averaged 582,056 MMBtu/d, an increase of 8% compared to 538,990 MMBtu/d during the same period in the prior year. Processed gas volumes averaged 236,991 MMBtu/d during the three month period ended September 30, 2013, an increase of 43% compared to the 166,140 MMBtu/d for the same period in the prior year. NGL production for the three month period ended September 30, 2013 averaged 12,808 barrels per day, an increase of 54% compared to 8,336 barrels per day for the same period in the prior year.

Cash Distributions

On October 21, 2013, Southcross announced that it would pay on November 14, 2013 to all unitholders of record on November 7, 2013, a cash distribution of $0.40 per common unit for the three month period ended September 30, 2013. Southcross also announced that it would pay on November 14, 2013, to all preferred convertible unitholders of record on November 7, 2013, a distribution at a rate of $0.40 per unit, paid in-kind in the form of additional convertible preferred units.

Updated Fourth Quarter 2013 Guidance

Southcross expects that its Adjusted EBITDA for the fourth quarter of 2013 will be approximately $14 million, compared to its prior guidance of $14 million to $16 million.

The guidance above sets forth management’s best estimate based on current and anticipated market conditions and other factors. While we believe that these estimates and assumptions are reasonable, they are inherently uncertain and are subject to, among other things, significant business, economic, regulatory, environmental and competitive risks and uncertainties that could cause actual results to differ materially from those that we anticipate, as set forth under “Forward-Looking Statements.”
Conference Call Information

Southcross will hold a conference call on Wednesday, November 13, 2013, at 10:00 a.m. Central Time (11:00 a.m. Eastern Time) to discuss its third quarter 2013 financial and operating results. The call can be accessed live over the telephone by dialing (877) 705-6003 or, for international callers, (201) 493-6725. The replay of the call will be available shortly after the call and can be accessed by dialing (877) 870-5176 or, for international callers, (858) 384-5517. The passcode for the replay is 13572526. The replay of the conference call will be available for approximately two weeks following the call.

Interested parties may also listen to a simultaneous webcast of the call on Southcross’ website at www.southcrossenergy.com under the “Investors” section. A replay of the webcast will also be available for approximately two weeks following the call.
About Southcross Energy Partners, L.P.

Southcross Energy Partners, L.P. is a master limited partnership that provides natural gas gathering, processing, treating, compression and transportation services and NGL fractionation and transportation services. It also sources, purchases, transports and sells natural gas and NGLs. Its assets are located in South Texas, Mississippi and Alabama and include three gas processing plants, two fractionation plants and approximately 2,740 miles of pipeline. The South Texas assets are located in or near the Eagle Ford shale region. Southcross is headquartered in Dallas, Texas. Visit www.southcrossenergy.com for more information.
Forward-Looking Statements

This press release includes certain statements concerning expectations for the future that are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “will be,” “will continue,” “will likely result,” and similar expressions, or future conditional verbs such as “may,” “will,” “should,” “would” and “could.” Although we believe the expectations and forecasts reflected in these and other forward-looking statements are reasonable, we can give no assurance they will prove to be correct. Forward-looking statements contain known and unknown risks and uncertainties (many of which are difficult to predict and beyond management’s control) that may cause our actual results in future periods to differ materially from anticipated or projected results. Examples include discussion of our cash distributions and our fourth quarter 2013 Adjusted EBITDA guidance. An extensive list of the specific risks and uncertainties affecting us is contained in our 2012 Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on April 15, 2013 and other documents filed from time to time with the SEC. Any forward-looking statements in this press release are made as of the date of this press release and Southcross undertakes no obligation to update or revise any forward-looking statements to reflect new information or events.
Use of Non-GAAP Financial Measures

We report our financial results in accordance with accounting principles generally accepted in the United States, or GAAP. We also present the non-GAAP financial measures of Adjusted EBITDA, gross operating margin and distributable cash flow. We define Adjusted EBITDA as net income, plus interest expense, income tax expense, depreciation and amortization expense, certain non-cash charges such as non-cash equity compensation and unrealized losses on derivative contracts, and selected charges and transaction costs that are unusual or non-recurring, less interest income, income tax benefit, unrealized gains on commodity derivative contracts and selected gains that are unusual or non-recurring. We define gross operating margin as the sum of contract revenues less the cost of natural gas and NGLs sold. We define distributable cash flow as Adjusted EBITDA plus interest income, less cash interest expense (net of capitalized costs), income tax expense and maintenance capital expenditures.

We believe that the presentation of these non-GAAP financial measures will provide useful information to investors in assessing our results of operations. Reconciliations of Adjusted EBITDA, gross operating margin and distributable cash flow to their most directly comparable GAAP measure are included in this press release. Our non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measure. Each of these non-GAAP financial measures has important limitations as an analytical tool because it excludes some but not all items that affect the most directly comparable GAAP financial measure. You should not consider any of Adjusted EBITDA, gross operating margin or distributable cash flow in isolation or as a substitute for analysis of our results as reported under GAAP. Because Adjusted EBITDA, gross operating margin and distributable cash flow may be defined differently by other companies in our industry, our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

###
Contact:
Southcross Energy Partners, L.P.
Kristin Hodges, 214-979-3720
Investor Relations
investorrelations@southcrossenergy.com

SOUTHCROSS ENERGY PARTNERS, L.P.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except for per unit data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Revenues	$160,629	$118,150	$459,583	$344,469
Expenses:
Cost of natural gas and liquids sold	135,416	103,073	394,212	289,277
Operations and maintenance	10,896	8,890	31,069	24,469
Depreciation and amortization	9,447	5,522	24,958	12,860
General and administrative	5,227	3,351	16,850	8,987
Total expenses	160,986	120,836	467,089	335,593

(Loss) income from operations	(357)	(2,686)	(7,506)	8,876
Interest expense, net	(3,587)	(1,362)	(8,735)	(4,493)
(Loss) income before income tax expense	(3,944)	(4,048)	(16,241)	4,383
Income tax expense	(125)	7	(404)	(249)
Net (loss) income	$(4,069)	$(4,041)	$(16,645)	$4,134
Series A preferred unit distribution	(696)		(1,255)
Series A preferred unit valuation adjustment to maximum redemption value assuming a change in control premium	4,667		—
Net loss attributable to partners	(98)		(17,900)

General partner's interest in net loss	(81)		(334)
Limited partners' interest in net loss	$(17)		$(17,566)

Less deemed dividends on:
Redeemable preferred units		(820)		(2,339)
Series B redeemable preferred units		(2,038)		(3,822)
Series C redeemable preferred units		(1,364)		(1,423)
Preferred units		(3,978)		(11,564)
Net loss attributable to Southcross Energy LLC common unitholders		$(12,241)		$(15,014)

Basic and diluted net (loss) income per unit:
Basic net (loss) income per common unit	$0.19		$(0.72)
Diluted net loss per common unit	$(0.14)		$(0.72)

Basic and diluted net loss per subordinated unit	$(0.19)		$(0.72)

Basic and diluted net loss per Southcross Energy LLC common unit		$(10.09)		$(12.36)

SOUTHCROSS ENERGY PARTNERS, L.P.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except for unit data)
(Unaudited)

	September 30,	December 31,
	2013	2012
ASSETS
Current assets:
Cash and cash equivalents	$786	$7,490
Trade accounts receivable	52,185	50,994
Prepaid expenses	2,263	1,762
Other current assets	3,551	1,001
Total current assets	58,785	61,247

Property, plant and equipment, net	579,051	550,603
Intangible assets, net	1,582	1,624
Other assets	6,383	5,131
Total assets	$645,801	$618,605

LIABILITIES AND PARTNERS' CAPITAL
Current liabilities:
Accounts payable and accrued liabilities	$55,062	$96,801
Other current liabilities	5,901	3,586
Total current liabilities	60,963	100,387

Long-term debt	258,500	191,000
Other non-current liabilities	1,618	751
Total liabilities	321,081	292,138

Commitments and contingencies

Series A convertible preferred units (1,739,473 units issued and outstanding as of September 30, 2013)	40,089	—

Partners' capital:
Common units (13,963,713 units authorized; 12,222,692 and 12,213,713 units issued and outstanding as of September 30, 2013 and December 31, 2012, respectively)	173,871	194,365
Subordinated units (12,213,713 units authorized, issued and outstanding as of September 30, 2013 and December 31, 2012)	104,457	125,951
General Partner interest	6,590	6,628
Accumulated other comprehensive loss	(287)	(477)
Total partners' capital	284,631	326,467
Total liabilities, preferred units and partners' capital	$645,801	$618,605

SOUTHCROSS ENERGY PARTNERS, L.P.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2013	2012
Cash flows from operating activities:
Net (loss) income	$(16,645)	$4,134
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	24,958	12,860
Unit-based compensation	1,645	293
Amortization of deferred financing costs	947	948
Unrealized loss	—	222
Other, net	(63)	—
Changes in operating assets and liabilities:
Trade accounts receivable	(1,191)	(2,292)
Prepaid expenses and other	(335)	(198)
Other non-current assets	(60)	(1,598)
Accounts payable and accrued liabilities	(7,502)	(166)
Interest payable	—	75
Other liabilities	1,708	784
Net cash provided by operating activities	3,462	15,062
Cash flows from investing activities:
Capital expenditures	(86,149)	(112,450)
Expenditures related to repairs of fire damage	(2,716)	—
Other	45	—
Net cash used in investing activities	(88,820)	(112,450)
Cash flows from financing activities:
Borrowings under our credit agreements	107,500	88,500
Repayments under our credit agreements	(40,000)	(43,618)
Payments on capital lease obligations	(398)	—
Financing costs	(2,139)	(2,513)
Proceeds from issuance of Series A convertible preferred units, net of issuance costs	38,832	—
Contributions from general partner	800	—
Repurchase and retirement of Southcross Energy LLC common units	—	(15,300)
Proceeds from issuance of Southcross Energy LLC Series B redeemable preferred units	—	42,800
Proceeds from issuance of Southcross Energy LLC Series C redeemable preferred units	—	30,000
Distribution to partners	(25,941)	—
Net cash provided by financing activities	78,654	99,869
Net (decrease) increase in cash and cash equivalents	(6,704)	2,481
Cash and cash equivalents — Beginning of period	7,490	1,412
Cash and cash equivalents — End of period	$786	$3,893

SOUTHCROSS ENERGY PARTNERS, L.P.
SELECTED FINANCIAL AND OPEARTIONAL DATA
(In thousands, except for operational data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Adjusted EBITDA	$9,662	$2,982	$20,449	$22,251
Gross operating margin	$25,213	$15,077	$65,371	$55,192

Maintenance capital expenditures	$706	$1,047	$2,057	$2,784
Expansion capital expenditures	$15,988	$39,799	$84,092	$109,666

Distributable cash flow	$5,600	$999	$10,232	$16,090
Cash distributions declared	$9,987	$—	$29,946	$—

Operating data:
Average throughput of gas (MMBtu/d)	582,056	538,990	576,565	551,352
Average volume of processed gas (MMBtu/d)	236,991	166,140	231,344	179,590
Average volume of NGLs sold (Bbls/d)	12,808	8,336	11,243	8,774

Realized prices on natural gas volumes sold ($/MMBtu)	$3.67	$2.89	$3.76	$2.62
Realized prices on NGL volumes sold ($/gal)	$0.93	$0.82	$0.87	$0.93

SOUTHCROSS ENERGY PARTNERS, L.P.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Reconciliation of gross operating margin to net (loss) income:
Gross operating margin	$25,213	$15,077	$65,371	$55,192
(Deduct):
Income tax expense	(125)	7	(404)	(249)
Interest expense	(3,587)	(1,362)	(8,735)	(4,493)
General and administrative expense	(5,227)	(3,351)	(16,850)	(8,987)
Depreciation and amortization expense	(9,447)	(5,522)	(24,958)	(12,860)
Operations and maintenance expense	(10,896)	(8,890)	(31,069)	(24,469)
Net (loss) income	$(4,069)	$(4,041)	$(16,645)	$4,134

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Reconciliation of net (loss) income to Adjusted EBITDA and distributable cash flow:
Net (loss) income	$(4,069)	$(4,041)	$(16,645)	$4,134
Add:
Depreciation and amortization expense	9,447	5,522	24,958	12,860
Interest expense, net	3,587	1,362	8,735	4,493
Unit-based compensation	552	146	1,645	293
Income tax expense	125	(7)	404	249
Other, net	20	—	38	222
Expenses associated with significant items	—	—	1,314	—
Adjusted EBITDA	$9,662	$2,982	$20,449	$22,251
(Deduct):
Cash interest, net of capitalized costs	(3,231)	(943)	(7,756)	(3,128)
Income tax expense	(125)	7	(404)	(249)
Maintenance capital expenditures	(706)	(1,047)	(2,057)	(2,784)
Distributable cash flow	$5,600	$999	$10,232	$16,090